Intangible Assets, Net	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets, Net
Note 13 – Intangible Assets, Net

A.	Composition:

	Goodwill*	PPA**	Others	Total
	$ Thousands
Cost
Balance as at January 1, 2022	140,212	110,446	7,470	258,128
Additions	-	-	10,799	10,799
Translation differences	(1,599)	-	(1,316)	(2,915)

Balance as at December 31, 2022	138,613	110,446	16,953	266,012
Additions	-	-	13,738	13,738
Acquisitions through business combination	80,761	25,968	-	106,729
Impairment	(6,196)	-	-	(6,196)
Translation differences	559	-	(225)	334

Balance as at December 31, 2023	213,737	136,414	30,466	380,617

Amortization
Balance as at January 1, 2022	21,455	10,947	1,444	33,846
Amortization for the year	-	10,569	991	11,560
Translation differences	-	-	(189)	(189)

Balance as at December 31, 2022	21,455	21,516	2,246	45,217
Amortization for the year	-	11,115	3,036	14,151
Translation differences	-	-	(35)	(35)

Balance as at December 31, 2023	21,455	32,631	5,247	59,333

Carrying value
As at January 1, 2022	118,757	99,499	6,026	224,282
As at December 31, 2022	117,158	88,930	14,707	220,795
As at December 31, 2023	192,282	103,783	25,219	321,284

*	Relates mainly to goodwill arising from the acquisition of CPV Group of $105 million and Gat Power Plants of $61 million. Refer to Note 11.A.5 for further information.
** Relates to the power purchase agreement from the acquisition of CPV Keenan, which is part of the CPV Group.

B.	The total carrying amounts of intangible assets with a finite useful life and with an indefinite useful life or not yet available for use

	As at December 31,
	2023	2022
	$ Thousands
Intangible assets with a finite useful life	128,998	103,637
Intangible assets with an indefinite useful life or not yet available for use	192,286	117,158
	321,284	220,795

C.	Impairment testing of goodwill arising from CPV Group

As part of the acquisition of the CPV Group as described in Note 11.A.5, on the acquisition date, OPC recognized goodwill of $105 million, which reflects the future growth potential of the CPV Group’s operations. In 2022, OPC reallocated the goodwill to the renewable energies segment in the United States, since it believes that this allocation reflects fairly the nature of the goodwill that had arisen from the acquisition., especially through renewable energy, which OPC recognizes as a cash-generating unit. In 2023, subsequent to the acquisition of mountain wind power plant as detailed in Note 11.6, the goodwill assigned to the renewable energies segment in the United States has been increased to $126 million.

OPC conducted an impairment test as of December 31, 2023 for the goodwill recognized as part of the acquisition of CPV Group as well as acquisition of Mountain Wind Power Plant as detailed in Note 11.6. OPC has considered the report from a qualified external valuer regarding the recoverable amount of the cash-generating unit based on FVLCOD, estimated by an independent external appraiser. Projects under commercial operation and projects under construction were estimated by discounting expected future cash flows before tax by applying the discount rate, which is represented by the weighted average cost of capital (“WACC”) after tax. Projects under development were estimated at cost.

Below are the main assumptions used in the valuation:

1.
Forecast years - represents the period spanning from January 1, 2024 to December 31, 2054, based on the estimate of the economic life of the power plants and their value as at the end of the forecast period.

2.
Market prices and capacity - market prices (electricity, capacity, RECs, etc.) are based on PPAs and market forecasts received from external and independent information sources, taking into account the relevant area and market for each project and the relevant regulation.

3.	Estimated construction costs of the projects, and entitlement to tax benefits in respect of projects under construction (ITC or production tax credit, as applicable).
4.	The annual long-term inflation rate of 2.2% equals the derived 10-year inflation rate as of the estimate date.
5.	The WACC - calculated for each material project separately, and ranges between 6% (project with PPAs for sale of the entire capacity) and 7.25%.

OPC used a relevant discount rate reflecting the specific risks associated with the future cash flow of a cash-generating unit.

As of December 31, 2023, the recoverable amount of the cash-generating unit of the CPV Group, which is relating to the renewable energies segment in the United States exceeds its book value and therefore, no impairment has been recognized. The fair value measurement was classified at Level 3 due to the use of input that is not based on observable market inputs in the assessment model.

As of the report date, in accordance with management’s assessments regarding future industry trends, which are based on external and internal sources, OPC has not identified any key assumptions in which possible likely changes may occur, which would cause the CPV Group’s recoverable amount to decrease below its carrying amount.

D.	Impairment testing of goodwill arising from Gat Power Plant

As of December 31, 2023, goodwill of $61 million, which arose as part of the acquisition of the Gat Power Plant reflects the synergy between the activities of the power plants in Israel, whose business model is based on sale to private customers (OPC Rotem, OPC Hadera and Gat Power Plant).

The annual impairment testing of goodwill as of December 31, 2023, was carried out at the level of the cash-generating unit comprising the three power plants (hereinafter - the “Cash-Generating Unit”), since this is the lowest level at which goodwill is subject to monitoring for internal reporting purposes.

The recoverable amount of the Cash-Generating Unit is determined as follows:

1.	For the OPC Rotem Power Plant - based on fair value less cost to sell
2.	For the OPC Hadera and Gat Power Plant - according to their carrying amounts

Set forth below are the key assumptions used in determining OPC Rotem’s fair value:
1.	EBITDA for 2023 at of NIS 391 million (approximately $108 million)
2.	An EV/EBITDA multiple of 11.4, based on the OPC’s experience in transactions carried out in the Israeli market in the field of power plants.

The fair value measurement was classified at Level 3 due to the use of significant input that is not based on observable market inputs in the valuation model.

As of December 31, 2023, the recoverable amount of the Cash-Generating Unit exceeds its book value and therefore, no impairment has been recognized. OPC determines that a potential reasonable change in the key assumptions used in determining the recoverable amount of the Cash-Generating Unit as of December 31, 2023, would not have caused a material impairment loss.